Exhibit 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350
     (AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)


               I, C. Steven Guenthner, Chief Financial Officer of Almost Family, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

         (1) The Annual Report on Form 10-K/A of the Company for the annual period ended December 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company





Date:          November 14, 2005                  By  /s/ C. Steven Guenthner
               -----------------                         -----------------------
                                                         C. Steven Guenthner
                                                         Senior Vice President &
                                                         Chief Financial
                                                         Officer



    A signed copy of this original statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the
               Securities and Exchange Commission or its staff on
                                    request.